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                                                                   EXHIBIT 10.67


                FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------


          THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 31, 1999, is entered into by and between FLEET BUSINESS CREDIT CORPORATION, a Delaware corporation (formerly known as Sanwa Business Credit Corporation) ("Lender"), and each of INTELLISYS GROUP, INC., a Delaware corporation ("Intellisys"), B. HIGGINBOTHAM ENTERPRISES, INC., a Texas corporation ("Higginbotham"), and PROLINE INDUSTRIES, INC., a Washington corporation ("Proline", and collectively with Higginbotham and Intellisys, "Borrowers"), with reference to the following facts:


                                   RECITALS
                                   --------

          A. Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of September 3, 1998, as amended by that certain First Amendment to Loan and Security Agreement, dated as of October 14, 1998; that certain Second Amendment to Loan and Security Agreement, dated as of December 7, 1998; that certain Third Amendment to Loan and Security Agreement, dated as of December 10, 1998; and that certain Fourth Amendment to Loan and Security Agreement, dated as of March 29, 1999 (collectively with this Fifth Amendment, the "Loan Agreement"), pursuant to which Lender has provided Borrowers with certain credit facilities on a joint and several liability basis.

          B. Borrowers are currently in default under the Loan Agreement (i) for failing to furnish to Lender by February 15, 1999, an Accounts aging, an aging of all accounts payable and an Inventory Report for the month of January 1999 and for failing to furnish to Lender by March 15, 1999, an Accounts aging, an aging of all accounts payable and an Inventory Report for the month of February 1999 in contravention of Section 10.1(e)(iii), which requires that such
                                  --------------------
agings and Inventory Reports be furnished to Lender not later than fifteen (15) days after the end of each month; (ii) for failing to provide unaudited Financials for the months of January and February, 1999 as required in Section
                                                                       -------
10.1(e)(ii) of the Loan Agreement; and (iii) for failing to meet the accounting
-----------
systems upgrade requirements within the time periods required in Section 10.1(l)
                                                                 ---------------
(the foregoing Defaults are hereinafter referred to collectively as the "Existing Defaults").

          C. Borrowers have requested that Lender (i) waive the Existing Defaults; (ii) provide a temporary Overadvance Facility in an aggregate amount not to exceed Five Million Dollars ($5,000,000); (iii) provide an Overline Facility to temporarily increase the Total Facility to $22,000,000; and (iv) modify the requirements contained in the Loan Agreement relating to Borrowers' accounting systems upgrades. Lender is willing to provide

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Borrowers with the foregoing accommodations on the following terms and conditions.


          NOW, THEREFORE, the parties hereby agree as follows:

     1.   Defined Terms.  All initially capitalized terms used in this Amendment
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without definition shall have the respective meanings assigned thereto in the
Loan Agreement. The following are additional defined terms:

          "IPO" shall mean the closing of Intellisys' underwritten initial public offering of common stock in form and substance acceptable to Lender.

          "Qualifying Private Placement" shall mean the issuance of equity securities by Intellisys to one or more investors (other than upon the exercise of options or warrants) in a transaction acceptable to Lender and that results in the receipt by Intellisys of at least Fifteen Million Dollars ($15,000,000) in net proceeds (after deduction of fees and commissions).

          "Overadvance Facility" shall mean an additional advance facility under the Revolving Loan which will allow Borrowers to obtain revolving advances in an amount up to ($5,000,000) in excess of the revolving advance rate percentages based on the Eligible Accounts and Eligible Inventory under Section 2.1 of the Loan Agreement.

          "Overadvance Guaranty" shall mean the continuing guaranty of the Liabilities relating to the Overadvance Facility and Overline Facility, in form and substance acceptable to Lender, jointly and severally executed by Weston Presidio Capital III, LP and WPC Entrepreneur Fund, LP, in favor of Lender.

          "Overline Facility" shall mean an increase of the maximum borrowing under the Total Facility from $20,000,000 to $22,000,000.

     2.   Waiver of Existing Defaults.  Lender hereby waives the Existing
          ---------------------------
Defaults. Lender's waiver of the Existing Defaults shall constitute a one-time waiver of only such Existing Defaults and shall not constitute a waiver of any other or future Defaults or Events of Default.

     3.   Submission of Certain Financials.  Notwithstanding Section 2 above,
          --------------------------------
Borrowers shall furnish to Lender:

               (i) the Accounts aging, an aging of all accounts payable and an Inventory Report for the month of January 1999 not later than April 2, 1999. Borrowers shall furnish to Lender the Accounts aging, an aging of all accounts

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     payable and an Inventory Report for the month of February 1999 not later than April 15, 1999;

               (ii) the unaudited January Financials for Proline, Higginbotham and the Digital division of Intellisys, no later than April 2, 1999;

               (iii) the unaudited February Financials for Proline, Higginbotham and the Digital division of Intellisys, no later than April 15, 1999; and

               (iv) the unaudited quarterly and monthly Financials for January, February and March, 1999 (in a consolidated and consolidating format) for Proline, Higginbotham and Intellisys, no later than April 30, 1999.

     4.   Accounting Systems Upgrade Provision.  Section 10.1(l) of the Loan
          -------------------------------------  ---------------
Agreement is hereby deleted in its entirety and the following is substituted therefor:

          "The Borrowers shall upgrade their accounting systems to Lender's satisfaction, making such upgraded systems fully operational by June 30, 1999 for Intellisys (except for the Digital division of Intellisys); by September 30, 1999 for Higginbotham; and by November 30, 1999 for Proline and the Digital division of Intellisys."

          Proline and the Digital division of Intellisys shall be Y2K compliant by June 30, 1999 and the chief financial officer of Intellisys shall deliver a Y2K compliance certificate to Lender in a form acceptable to Lender no later than June 30, 1999.

     5.  Overadvance Facility.
         --------------------

          a.   Section 2.1(a) of the Loan Agreement is hereby amended by adding
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               the following to the end of the first sentence thereof:

          "provided, however, that so long as no Default or Event
           --------  -------
          of Default is then existing, Lender shall permit an overadvance in an aggregate amount not to exceed Five Million Dollars ($5,000,000), the "Overadvance Facility".

          b.   Section 2.1(a) of the Loan Agreement is hereby amended by
               --------------
               deleting subsection (ii) and substituting the following therefor:

          "(ii)  Twenty Million Dollars ($20,000,000); provided,
                                                       --------
          however, that so long as no Default or Event of Default
          -------
          is then

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          existing and the Overadvance Facility has not been
          terminated, Lender shall permit such Total Facility to be increased to Twenty Two Million Dollars
          (22,000,000), the "Overline Facility."

     6.   Termination of Overadvance and Overline Facilities.  The Overadvance
          --------------------------------------------------
Facility and the Overline Facility shall terminate and any advances under the Overadvance Facility shall be due and payable upon the earlier of (i) the IPO or the Qualifying Private Placement shall have closed with a portion of the proceeds of such IPO or Qualifying Private Placement being applied by Borrowers in full payment of the Overadvance Facility, (ii) the termination or revocation of the Overadvance Guaranty, (iii) demand and payment under the Overadvance Guaranty or (iv) July 15, 1999, unless otherwise extended in writing by Lender, in its sole discretion.

     7.   Further Assurances.  Borrowers hereby agree to execute and deliver to
          ------------------
Lender any and all agreements, documents or instruments which Lender may reasonably request to give effect to this Amendment.

     8.   Conditions Precedent.  The effectiveness of this Amendment shall be
          --------------------
subject to the prior satisfaction of each of the following conditions:

          a.   Execution and Delivery of this Amendment.  Lender shall have
               ----------------------------------------
               received this Amendment, duly executed by each of the Borrowers;

          b.   Guaranty.  Lender shall have received the Overadvance Guaranty,
               --------
               along with such resolutions and/or opinions of counsel as may be required by Lender;

          c.   Acknowledgment of Guarantor.  Donald J. Esters shall have
               ---------------------------
               confirmed the continuing validity and effectiveness of his guaranty of the Liabilities by executing the Acknowledgment of Guarantor attached to this Amendment; and

          d.   Amendment Fee.  Lender shall have received payment of an
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               amendment fee in the amount of Ten Thousand Dollars ($10,000).

     9.   No Other Amendments.  Except as expressly amended hereby, the Loan
          -------------------
Agreement shall remain unaltered and in full force and effect.

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     10.  Counterparts.  This Amendment may be executed in counterparts, which
          ------------
counterparts, when so executed and delivered, shall together constitute but one original.

          IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first set forth above.

LENDER:                                      PROLINE INDUSTRIES, INC.,
------
                                             a Washington corporation

FLEET BUSINESS CREDIT
CORPORATION, a Delaware corporation          By:    /s/ Donald J. Esters
(formerly known as Sanwa Business Credit        -------------------------------
 Corporation)                                Title:   President
                                                   ----------------------------

By:     /s/ Mark Newlun
       ---------------------------           B. HIGGINBOTHAM ENTERPRISES,
Title:  Senior Vice President                INC., a Texas corporation
       ---------------------------

                                             By  /s/ Donald J. Esters
BORROWERS:                                     --------------------------------
----------                                   Title:  President
                                                   ----------------------------
INTELLISYS GROUP, INC.,
a Delaware corporation

By:      /s/ Donald J. Esters
       ---------------------------
Title:   Chairman
       ---------------------------

                         ACKNOWLEDGEMENT OF GUARANTOR
                         ----------------------------

        The undersigned hereby (i) ratifies and reaffirms all of his obligations to Lender under the Continuing Guaranty dated as of September 3, 1998, executed by the undersigned in favor of Lender (the "Guaranty"), (ii) consents to the execution and delivery by Borrowers of the attached Amendment, and (iii) confirms that the Guaranty remains in full force and effect notwithstanding Borrowers' execution of the attached Amendment. The undersigned agrees that the execution of this Acknowledgement of Guarantor is not necessary for the continued validity and enforceability of the Guaranty, but it is executed to induce Lender to enter into the Agreement.

Dated: March 31, 1999                           DONALD J. ESTERS,
                                                an individual

                                                /s/ Donald J. Esters
                                                ---------------------------

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                          ACKNOWLEDGMENT OF GUARANTOR
                          ---------------------------

          The undersigned hereby (i) ratifies and reaffirms all of his obligations to Lender under the Continuing Guaranty dated as of September 3, 1998, executed by the undersigned in favor of Lender (the "Guaranty"), (ii) consents to the execution and delivery by Borrowers of the attached Amendment, and (iii) confirms that the Guaranty remains in full force and effect notwithstanding Borrowers' execution of the attached Amendment. The undersigned agrees that the execution of this Acknowledgment of Guarantor is not necessary for the continued validity and enforceability of the Guaranty, but it is executed to induce Lender to enter into the Amendment.

Dated: March 31, 1999                        DONALD J. ESTERS,
                                             an individual

                                             /s/ Donald J. Esters

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